THIRD AMENDMENT TO CREDIT AND
                               SECURITY AGREEMENT

     This Amendment, dated as of March 24, 2000, is made by and between FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation, formerly known as Norwest Business Credit, Inc. (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 9, 1998, as amended by that certain Amendment to Credit and Security Agreement and Waiver of Defaults dated April 13, 1999, as amended by that certain Second Amendment to Credit and Security Agreement dated November 10, 1999 (collectively, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. Amendments. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Advance" contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:

               "Advance" means a Revolving Advance, the Term Advance or the Capital Expenditures Advance.

          (b) The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

               "Borrowing Base" means, at any time the lesser of:

               (a) the Maximum Line; or

               (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                    (A) the lesser of (x) 85% of Eligible Accounts, or (y) $5,000,000.00, plus

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
                    (B) the lesser of (x) 60% of Eligible Inventory (exclusive of Eligible Raw Materials Inventory), or (y) $2,500,000.00 from March 1 through September 30 of each year and $3,500,000.00 from October 1 of each year through February 28 of each subsequent year, plus

                    (C) the lesser of (x) 50% of Eligible Raw Materials Inventory, or (y) $2,500,000.00 from March 1 through September 30 of each year and $3,500,000.00 from October 1 of each year through February 28 of each subsequent year, plus

                    (D) an overadvance in the amount not to exceed $500,000.00 (the "Overadvance Limit), which Overadvance Limit shall be automatically reduced by $100,000.00 on each of April 1, 2000, May 1, 2000, June 1, 2000, July 1, 2000, and August 1,
                    2000. On or after August 1, 2000, the Overadvance Limit shall be equal to $0.00.

          (c) The  definition  of "Debt  Service  Coverage  Ratio"  contained in
Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:

               "Debt Service  Coverage  Ratio" means the ratio of (i) the sum of
               (A) Funds from Operations plus (estimated taxes less cash tax payments) plus (B) Interest Expense minus (C) unfinanced portion of Capital Expenditures to (ii) the sum of (A) Current Maturities of Long Term Debt (actually paid during the period) plus (B) Interest Expense.

          (d) The percentage "25%" contained in subsection (xiv) of the definition of "Eligible Accounts" contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the percentage "50%".

          (e) The definition of "Note" contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:

               "Note" means the Revolving Note, the Term Note or the Capital Expenditures Note, and "Notes" means the Revolving Note, the Term Note and the Capital Expenditures Note.

          (f) There is hereby added to Section 1.1 of the Credit Agreement a new definition for "Capital Expenditures Advance" which provides as follows:

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
               "Capital  Expenditures  Advance"  has the  meaning  specified  in
               Section 2.6.2.

          (g) There is hereby added to Section 1.1 of the Credit Agreement a new definition for "Capital Expenditures Note" which provides as follows:

               "Capital Expenditures Note" means the Borrower's promissory note, payable to the order of the Lender in substantially the form of Exhibit B-2 hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          (h)  Section  2.6 of the  Credit  Agreement  is hereby  renumbered  as
Section 2.6.1 and each reference to Section 2.6 contained in the Credit Agreement is hereby deleted and replaced with a reference to Section 2.6.1.

          (i) There is hereby added a new Section 2.6.2 to the Credit Agreement which provides as follows:

               Section 2.6.2 Capital Expenditures Advance.

                    (a) The  Lender  agrees,  on the  terms and  subject  to the conditions herein set forth (including without limitation Section
               4.2 and 4.3 below), to make a one time non-revolving advance to the Borrower in the amount equal to the lesser of (i) $400,000.00; or (ii) the Lendable Cost, as hereafter defined (the "Capital Expenditures Advance").

                    (b) The Borrower's obligation to pay the Capital Expenditures Advance shall be evidenced by the Capital Expenditures Note and shall be secured by the Collateral as provided in Article III.

                    (c)  The  request  for  the   disbursement  of  the  Capital
               Expenditures  Advance  shall  be  by  an  individual   authorized
               pursuant to Section 2.1(a).

                    (d) Upon fulfillment of the applicable  conditions set forth in Section 4.2 and 4.3, the Lender shall apply the proceeds of the Capital Expenditures Advance by crediting the same to the Borrower's demand deposit account specified in Section 2.1(b) unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm the telephonic request for the

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
               Capital Expenditures Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall be obligated to repay the Capital Expenditures Advance notwithstanding the Lender's failure to receive such confirmation and notwithstanding the fact that the person requesting the same was not in fact authorized to do so. The request for the Capital Expenditures Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 and 4.3 have been satisfied as of the time of the request.

          (j)  Section  2.7 of the  Credit  Agreement  is hereby  renumbered  as
Section 2.7.1 and each reference to Section 2.7 contained in the Credit Agreement is hereby deleted and replaced with a reference to Section 2.7.1.

          (k) There is hereby added a new Section 2.7.2 to the Credit Agreement which provides as follows:

               Section  2.7.2  Payment  of  Capital   Expenditures   Note.   The
               outstanding principal balance of the Capital Expenditures Note shall be due and payable as follows:

                    (a) Beginning on the first day of the first full month following the disbursement of the Capital Expenditures Advance and on the first day of each month thereafter in equal monthly installments in an amount sufficient to fully amortize the Capital Expenditures Advance over an assumed term of 60 months;

                    (b) On the  Termination  Date,  the entire unpaid  principal balance of the Capital Expenditures Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

          (l) Subsection (b) of Section 2.8 of the Credit Agreement is hereby deleted and replaced as follows:

               (b) TERM NOTE/CAPITAL EXPENDITURES NOTE. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance of each of the Term Note and the Capital Expenditures Note shall bear interest at the Term Floating Rate.

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
          (m) Section 2.12 of the Credit Agreement is hereby deleted and replaced as follows:

               Section 2.12 VOLUNTARY PREPAYMENT; REDUCTION OF THE MAXIMUM LINE; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER. Except as otherwise provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may prepay the Term Advance and the Capital Expenditures Advance (other than in accordance with Section 2.7.1(a) and 2.7.2(a)), and terminate the Credit Facility or reduce the Maximum Line at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender the prepayment, termination or line reduction fees in accordance with
               Section 2.13. Any prepayment of the Term Advance and the Capital Expenditure Advance (other than in accordance with Section 2.7.1(a) and 2.7.2(a)) or reduction in the Maximum Line must be in an amount not less than $250,000.00 or an integral multiple thereof. No reduction of the Maximum Line shall in any way affect the Minimum Interest Charges. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Any partial prepayments of the Term Note and the Capital Expenditures Note (other than in accordance with Section 2.7.1(a) and 2.7.2(a)) shall be applied to principal payments due and owing in inverse order of their maturities. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

          (n) Section 2.13(b) of the Credit Agreement is hereby deleted and replaced as follows:

               (b) PREPAYMENT FEES. If the Term Note or the Capital Expenditures Note are prepaid as of a date other than the Maturity Date for any reason except in accordance with Section 2.7, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the amount prepaid as follows: (i) three percent (3%) if prepayment occurs on or before September 30, 2000; (ii) two percent (2%) if prepayment occurs after September 30, 2000 but on or before September 30, 2001; and (iii) one percent (1%) if prepayment occurs after September 30, 2001.

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
          (o) Section 2.14 of the Credit Agreement is hereby deleted and replaced as follows:

               Section 2.14 Mandatory Prepayment. Without notice or demand, if the sum of the outstanding principal balance of the Revolving
               Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall (i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.14 or under Section 2.12 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine; provided that any prepayment under Section 2.12 which the Borrower designates as a partial prepayment of the Term Note or the Capital Expenditures Note shall be applied to principal installments of the Term Note or the Capital Expenditures Note, as applicable, in inverse order of maturity. For each day or portion thereof that the Revolving Advances shall exceed the Borrowing Base, the Borrower shall pay to the Lender an overadvance charge (which charge shall be in addition to and not in lieu of any other interest, fees or charges payable by Borrower hereunder) in the amount of $100.00; provided however, that if such day occurs during a Default Period, the overadvance charge for such day shall be $200.00.

          (p) There is hereby added a new Section 4.3 to the Credit Agreement which provides as follows:

               Section 4.3 CONDITIONS PRECEDENT TO DISBURSEMENT OF THE CAPITAL EXPENDITURES ADVANCE. The obligation of the Lender to make the disbursement of the Capital Expenditures Advance shall be subject to the further conditions precedent:

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
                    (a)  The  request  for  the   disbursement  of  the  Capital
               Expenditure Advance is made on or before the earlier of May 31, 2001 or the Termination Date;

                    (b) Lender's prior review and approval of the  documentation supporting the Borrower's Capital Expenditures, including but not limited to invoices and shipping documents, and Lender's determination (i) that such purchase is made by Borrower in an arms-length transaction with a reputable dealer, and (ii) that such purchase is for an item approved by the Lender in its sole discretion;

                    (c) The amount of the  disbursement is less than or equal to
               80% of the invoice cost of Capital Expenditures, exclusive of cost of installation, set-up costs, taxes, shipping and other non-purchase price costs (the "Lendable Cost"); and

                    (d) Lender shall have a first  priority  perfected  security interest in all equipment purchased with disbursement of the Capital Expenditures Advance.

          (q) Section 6.1(c) of the Credit Agreement is hereby deleted and replaced as follows:

               (c) within 15 days after the end of the month, agings of the Borrower's accounts receivable and its accounts payable and an inventory certification report as at the end of such month, provided however, in the event that Advances are made under the Overadvance Limit, the Borrower shall submit inventory ineligible certifications and associated inventory reports on a weekly basis. The obligation to submit such weekly reports shall cease at such time as there have been no Advances outstanding under the Overadvance Limit for 30 consecutive days. The weekly reporting requirement shall be reinstated in the event that at some point in the future, Advances are made under the Overadvance Limit.

          (r) Section 6.12 of the Credit Agreement is hereby deleted and replaced as follows:

               DEBT SERVICE COVERAGE RATIO. The Borrower covenants that FMM and FMS and the Covenant Entities shall, as of the last day of each

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
               fiscal quarter, on and after February 29, 2000, maintain a consolidated average minimum debt service coverage ratio (based upon the period set forth below) as follows:


               Quarter Ending             Debt Service Coverage Ratio

                                          .15 to 1 based upon the immediately
               February 29, 2000          preceding nine month period

                                          .50 to 1 based upon the immediately
               May 31, 2000               preceding twelve month period

                                          .75 to 1 based upon the immediately
               August 31, 2000            preceding three month period

                                          .50 to 1 based upon the immediately
               November 30, 2000          preceding six month period

                                          .50 to 1 based upon the immediately
               February 28, 2001          preceding nine month period

                                          1.0 to 1 based upon the immediately
               May 31, 2001               preceding twelve month period

               August 31, 2001 and each   1.0 to 1 based upon the immediately
               August 31 thereafter       preceding three month period

               November 30, 2001 and      .75 to 1 based upon the immediately
               each November 30           preceding six month period
               thereafter

               February 28, 2002 and      .75 to 1 based upon the immediately
               each February 28           preceding nine month period
               thereafter

               May 31, 2002 and each      1.05 to 1 based upon the immediately
               May 31 thereafter          preceding twelve month period

          (s) Section 7.10 of the Credit Agreement is hereby deleted and replaced as follows:

               CAPITAL EXPENDITURES. During each fiscal year, FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures in the aggregate of more than $2,000,000.00. In addition, FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures paid with working capital in the aggregate of more than $1,900,000.00 during Borrower's 2000 fiscal year or $1,250,000.00 during any fiscal year thereafter.

     3. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     4. FEES. The Borrower shall pay the Lender the following fees in consideration of the Lender's execution of this Amendment:

          (a) An origination fee equal in amount to 0.5% of the Capital Expenditures Advance, which fee shall be due and payable upon the disbursement of the Capital Expenditures Advance.

          (b)  An   accommodation   fee  in  the  amount  of  $2,500.00,   which
accommodation fee shall be due and payable upon the Lender's execution of this Amendment.

          (c) Additional accommodation fees shall be charged as follows:

                                Overadvance
               Amount of Fee     Threshold         Date Due and Payable
               -------------     ---------         --------------------
               $250.00          $250,000.00    The date at which the Advances
                                               outstanding under the Overadvance
                                               Limit are in excess of the
                                               Overadvance Threshold.

               $250.00          $300,000.00    The date at which the Advances
                                               outstanding under the Overadvance
                                               Limit are in excess of the
                                               Overadvance Threshold.

               $250.00          $350,000.00    The date at which the Advances
                                               outstanding under the Overadvance
                                               Limit are in excess of the
                                               Overadvance Threshold.

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
                                Overadvance
               Amount of Fee     Threshold         Date Due and Payable
               -------------     ---------         --------------------
               $250.00          $400,000.00    The date at which the Advances
                                               outstanding under the Overadvance
                                               Limit are in excess of the
                                               Overadvance Threshold.

               $250.00          $450,000.00    The date at which the Advances
                                               outstanding under the Overadvance
                                               Limit are in excess of the
                                               Overadvance Threshold.

               The fees detailed in this Section 4(c) are onetime fees only. By way of example, in the event that the Advances outstanding under the Overadvance Limit are $251,000.00, a $250.00 fee would immediately be due and payable. If thereafter, the Advances under the Overadvance Limit are reduced below $250,000.00 and then again rise above $250,000.00, no fee would be owed.

     5. CONDITIONS PRECEDENT. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The Capital Expenditures Note substantially in the form of Exhibit B-2 hereto, duly executed on behalf of the Borrower (the "Capital Expenditures Note").

          (b) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (c) A Certificate  of the  Secretary of the Borrower  certifying as to
(i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

          (d) An opinion of the Borrower's counsel as to the matters set forth in paragraphs 6(a) and 6(b) hereof and as to such other matters as the Lender shall require.

          (e) Payment of the fees as required in Paragraph 4.

          (f) Such other matters as the Lender may require.

     6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and the Capital Expenditures Note and to perform all of its obligations hereunder, and this Amendment and the Capital Expenditures Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Capital Expenditures Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     7. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     8. NO WAIVER. The execution of this Amendment and acceptance of the Capital Expenditures Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     9. RELEASE. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated

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
corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     10. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fees required under Paragraph 4 hereof.

     11. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                         WELLS FARGO BUSINESS CREDIT, INC.


                                         By /s/ Clifton Moschnik
                                            ------------------------------------
                                            Its Assistant Vice President


                                         FM PRECISION GOLF MANUFACTURING CORP.,
                                         a Delaware corporation


                                         By /s/ Thomas Schneider
                                            ------------------------------------
                                            Its President


                                         FM PRECISION GOLF SALES CORP.,
                                         a Delaware corporation


                                         By /s/ Thomas Schneider
                                            ------------------------------------
                                            Its President

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The  undersigned,  a guarantor of the  indebtedness  of FM  Precision  Golf
Manufacturing Corp., and FM Precision Golf Sales Corp., each Delaware corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., formerly known as Norwest Business Credit, Inc. (the "Lender") pursuant to a Guaranty dated as of October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 9 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                         ROYAL PRECISION, INC.,
                                         a Delaware corporation


                                         By /s/ Thomas Schneider
                                            ------------------------------------
                                            Its President

                                   EXHIBIT B-2

                            CAPITAL EXPENDITURES NOTE

$400,000.00                                                     Phoenix, Arizona

                                                              ____________, 2000

     For value received, the undersigned, FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, "Borrower"), hereby jointly and severally promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) or, if less, the aggregate unpaid principal amount of all Capital Expenditures Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated October 9, 1998, as amended from time to time (as the same may hereafter be further amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Capital Expenditures Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     Both entities constituting the Borrower hereby jointly and severally agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                         FM PRECISION GOLF MANUFACTURING CORP.,
                                         a Delaware corporation


                                         By
                                            ------------------------------------
                                            Its
                                                --------------------------------


                                         FM PRECISION GOLF SALES CORP.,
                                              a Delaware corporation


                                         By
                                            ------------------------------------
                                            Its
                                                --------------------------------